UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2013 (November 15, 2013)

GASTAR EXPLORATION, INC.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE    001-32714    46-4103114
DELAWARE    001-35211    38-3531640
(State or other jurisdiction    (Commission    (IRS Employer
of incorporation)    File Number)    Identification No.)

1331 LAMAR STREET, SUITE 650
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1-LA/547960.2

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Registration Rights Agreement

On November 15, 2013, Gastar Exploration USA, Inc. (“Gastar USA”), a subsidiary of Gastar Exploration, Inc. (the “Parent”), issued $125,000,000 aggregate principal amount of Gastar USA’s 8 5/8% Senior Secured Notes due 2018 (the “Additional Notes”) in a private placement to eligible purchasers (the “Offering”). In connection with the issuance of the Additional Notes, Gastar USA and each of the Guarantors (as defined below) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Imperial Capital, LLC and Credit Suisse Securities (USA) LLC, as representatives of the initial purchasers. Under the Registration Rights Agreement, Gastar USA has agreed, subject to certain exceptions, to (i) file a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to an exchange of the Additional Notes for new notes having terms substantially identical in all material respects to the Additional Notes (except that the exchange notes will not contain terms relating to transfer restrictions), (ii) use its reasonable best efforts to cause the exchange offer registration statement to be declared effective under the Securities Act of 1933, as amended within 360 days after the issue date of the Additional Notes, (iii) as soon as practicable after the effectiveness of the exchange offer registration statement, offer the exchange notes in exchange for the Additional Notes, and (iv) keep the registered exchange offer open for not less than 30 days (or longer if required by applicable law) after the date of the registered exchange offer is mailed to the holders of the Additional Notes. Gastar USA and the Guarantors also agreed to file a shelf registration statement for the resale of the notes if an exchange offer cannot be effected within the time period specified above and in other circumstances.

A copy of the Registration Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference and is hereby filed. The description of the Registration Rights Agreement in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Relationships

The initial purchasers or their affiliates from time to time have provided in the past and may in the future provide investment banking, commercial lending and financial advisory services to us and our affiliates in the ordinary course of business. The initial purchasers and their affiliates, as applicable, have received or will receive customary compensation and reimbursement of expenses in connection with such services. Additionally, IBERIABANK, an affiliate of IBERIA Capital Partners L.L.C., is a lender under Gastar USA’s revolving credit facility.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 15, 2013, pursuant to the purchase and sale agreement, dated September 4, 2013, by and among Gastar USA, Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P. (the “WEHLU Purchase Agreement”), Gastar USA completed the acquisition of approximately 24,000 net acres of Mid-Continent oil and gas leasehold interests in the West Edmond Hunton Lime Unit located in Kingfisher, Logan and Oklahoma Counties, Oklahoma, including production from interests in 56 gross (55.0 net) producing wells, for a cash purchase price of approximately $187.5 million, subject to customary adjustments, including an effective date adjustment to August 1, 2013 (the “WEHLU Acquisition”). The purchase price was funded with net proceeds from the sale of Gastar USA’s 10.75% Series B Preferred Stock, which closed on November 7, 2013, net proceeds from the Offering, which closed on November 15, 2013, and cash on hand.

A copy of the WEHLU Purchase Agreement was filed as Exhibit 2.1 to Parent and Gastar USA’s Current Report on Form 8-K dated October 28, 2013 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 15, 2013, Gastar USA issued $125,000,000 aggregate principal amount of Additional Notes in a private placement transaction exempt from registration. The Additional Notes are governed by the Indenture (as defined below).

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD.

On November 15, 2013, the Company issued a press release announcing the closing of the WEHLU Acquisition and the Offering. A copy of the Company's press release, dated November 15, 2013, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

The Additional Notes were issued pursuant to that certain indenture (the “Indenture”), dated May 15, 2013, by and among Gastar USA, the Guarantors named therein (the “Guarantors”), Wells Fargo Bank, National Association, as Trustee (in such capacity, the “Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”). Gastar USA and the Guarantors entered into the Indenture in connection with their issuance of $200,000,000 in aggregate principal amount of 8 5/8% Senior Secured Notes due 2018 (the “Initial Notes”) on May 15, 2013. The Indenture governs both the Additional Notes and the Initial Notes (collectively, the “Notes”).

The Notes bear interest at a rate of 8.625% per year, payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2014.

In the event of a change of control, as defined in the Indenture, each holder of the Notes will have the right to require us to repurchase all or any part of their notes at an offer price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by each of Gastar USA’s material subsidiaries and certain future domestic subsidiaries (the “Guarantees”).

The Notes and the Guarantees will rank senior in right of payment to all of Gastar USA’s and the Guarantors’ future subordinated indebtedness and equal in right of payment to all of Gastar USA’s and the Guarantors’ existing and future senior indebtedness. The Notes and the Guarantees also will be effectively senior to Gastar USA’s unsecured indebtedness and effectively subordinated to Gastar USA’s and the Guarantors’ under our existing and our new revolving credit facility, any other indebtedness secured by a first-priority lien on the same collateral and any other indebtedness secured by assets other than the collateral, in each case to the extent of the value of the assets securing such obligation.

The Indenture contains covenants that, among other things, limit Gastar USA’s ability and the ability of its subsidiaries to:

•	transfer or sell assets or use asset sale proceeds;

•	pay dividends or make distributions, redeem subordinated debt or make other restricted payments;

•	make certain investments; incur or guarantee additional debt or issue preferred equity securities;

•	create or incur certain liens on our assets;

•	incur dividend or other payment restrictions affecting future restricted subsidiaries;

•	merge, consolidate or transfer all or substantially all of our assets;

•	enter into certain transactions with affiliates; and

•	enter into certain sale and leaseback transactions.

These and other covenants that are contained in the Indenture are subject to important limitations and qualifications that are described in the Indenture.

A copy of the Indenture was attached as Exhibit 4.1 to Parent and Gastar USA’s Current Report on Form 8-K filed with the SEC on May 15, 2013 and is incorporated herein by reference. The description of the Indenture in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited statement of revenues and direct operating expenses of the assets acquired in the WEHLU Acquisition for the years ended December 31, 2012 and 2011, together with the report of BDO USA, LLP with respect thereto, were attached as Exhibit 99.2 to Parent’s and Gastar USA’s Current Report on Form 8-K filed with the SEC on October 28, 2013 and are incorporated herein by reference. The unaudited statement of revenues and direct operating expenses of the assets acquired in the WEHLU Acquisition for the nine months ended September 30, 2013 were attached as Exhibit 99.1 to Parent’s and Gastar USA’s Current Report on Form 8-K filed with the SEC on November 7, 2013 and are incorporated herein by reference.

(b) Pro Forma Information

The unaudited financial statements of Parent and Gastar USA as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 were attached as Exhibit 99.1 to Parent’s and Gastar USA’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013 and are incorporated herein by reference.

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.        Description of Document

10.1
Registration Rights Agreement, dated November 15, 2013, by and among Gastar Exploration USA, Inc., the guarantors named therein and Imperial Capital, LLC and Credit Suisse Securities (USA) LLC, as representatives of the initial purchasers.

99.1    Press release dated November 15, 2013.

99.2
Unaudited Statement of Revenues and Direct Operating Expenses of the WEHLU Assets (incorporated herein by reference to Exhibit 99.1 of Gastar's Current Report on Form 8-K dated November 7, 2013. File No. 001-32714).

99.3
Unaudited Pro Forma Financial Information (incorporated herein by reference to Exhibit 99.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013. File No. 001-32714).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2013

GASTAR EXPLORATION LTD.

By:    /s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

By:    /s/ J. RUSSELL PORTER
J. Russell Porter
President

EXHIBIT INDEX

Exhibit No.        Description of Document

10.1
Registration Rights Agreement, dated November 15, 2013, by and among Gastar Exploration USA, Inc., the guarantors named therein and Imperial Capital, LLC and Credit Suisse Securities (USA) LLC, as representatives of the initial purchasers.

99.1    Press release dated November 15, 2013.

99.2
Unaudited Statement of Revenues and Direct Operating Expenses of the WEHLU Assets (incorporated herein by reference to Exhibit 99.1 of Gastar's Current Report on Form 8-K dated November 7, 2013. File No. 001-32714).

99.3
Unaudited Pro Forma Financial Information (incorporated herein by reference to Exhibit 99.1 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013. File No. 001-32714).